SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2004

Imation Corp.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1 IMATION PLACE
OAKDALE, MINNESOTA	55128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 704-4000

None
(Former name or former address, if changed since last report)

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
Press Release

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Reference is made to the Registrant’s Press Release, dated April 14, 2004, which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)
Date: April 14, 2004	By:	/s/ Paul R. Zeller
Paul R. Zeller
Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press release, dated April 14, 2004